CERTIFICATION OF CHIEF FINANCIAL OFFICER



                                               Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Stephan Co. (the
"Company)
on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Spiegel, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-
Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or
        15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations
       of the company.

/s/ David Spiegel
__________________________________
David Spiegel
Chief Financial Officer
August 13, 2003